Exhibit 10.32

                              EMPLOYMENT AGREEMENT


     This Agreement by and between Keryx Biopharmaceuticals, Inc. ("Keryx"), a Delaware corporation having an address at 101 Main Street, Cambridge, Massachusetts, and Thomas J. Humphries, M.D., an individual residing at __________________________________________ ("Humphries").

WITNESSETH:

     WHEREAS, the Corporation desires to employ Humphries as Senior Vice President, Clinical Development of Keryx and Humphries desires to be employed by the Keryx as Senior Vice President, Clinical Development of Keryx, all pursuant to the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the foregoing and the mutual promises and covenants herein contained, it is agreed as follows:


1.   EMPLOYMENT DUTIES

     (a) Keryx hereby engages and employs Humphries, and Humphries accepts engagement and employment, as Senior Vice President, Clinical Development of Keryx, to direct, supervise and have responsibilities for the clinical development activities of Keryx and for any other appropriate areas and tasks which the Board of Directors and/or the Chief Executive Officer may assign to him. Humphries will devote his entire business time, energy, abilities and experience to the performance of his duties, effectively and in good faith. Further, during the Term, Humphries shall not render services as an employee, consultant or otherwise, whether or not during regular business hours, for pay to any other party other than the Corporation without the written permission of the Chief Executive Officer. Humphries acknowledges and agrees that the performance by Humphries of his duties hereunder may require significant domestic and international travel by Humphries.

     (b) Humphries agrees that he shall have relocated to the Boston area within four (4) months from the date he executes this Agreement. Keryx agrees to reimburse Humphries for relocation expenses in accordance with, and up to the limits set forth in Paragraph 3(e), below.


2.   TERM

         Humphries's employment hereunder shall commence on November 9, 2001, and shall continue unless sooner terminated as hereinafter provided in Paragraph 8 (the "Term").

3.       COMPENSATION

     (a) As compensation for the performance of his duties on behalf of Keryx, Humphries shall be compensated as follows:

          (i) Base  Salary  and Annual  Increases.  Humphries  shall  receive an annual gross base salary of two hundred and forty thousand dollars ($240,000) payable in accordance with the Corporation's payroll policies and subject to standard payroll deductions and withholdings. The Corporation's Board of Directors shall review Humphries's performance and the Corporation's financial and operating results on at least an annual basis, and may adjust Humphries's base salary as it, in its reasonable discretion, deems appropriate based on such review. In addition, in the event that the Corporation closes at least two outlicensing deals worth at least $10 million subsequent to the start of Humphries' employment, his base salary will be increased by $10,000.

          (ii) Bonus. Humphries shall be eligible to receive one or more bonuses during any calendar year in the discretion of the Chief Executive Officer, acting in consultation with the Board of Directors. In addition,


          (iii) Equity. The Corporation, subject to the approval of the Board of Directors, will grant Humphries options (the "Options") to purchase 81,000 shares of the common stock of the Corporation (the "Initial Grant") at an exercise price equal to the closing price of the Corporation's Common Stock


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     on Nasdaq on the day prior to the  start of  Humphries's  employment.  (the
     "Exercise Price"), which options shall be exercisable for a period of 10 years from the date of issuance. Humphries's Options will be granted under the Corporation's 2000 Stock Option Plan (the "Plan") and will be subject to the terms and conditions thereof, including any Stock Option Agreement entered into by Humphries and the Corporation thereunder. In accordance with the Plan, should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (A) the total number and/or class of securities subject to such options and (B) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement under such options. The Initial Grant shall vest as follows: 27,000 after six months of employment; 27,000 after 18 months of employment; and 27,000 after 30 months of employment; provided that at the time of vesting, Humphries is employed by the Corporation or by a parent, subsidiary or affiliate of the Corporation. Additionally, Humphries may be entitled to further annual grants of options in accordance with the Corporation's executive compensation plans taking into account his role as part of senior management.

     (b) Expenses. Keryx shall reimburse Humphries for all normal, usual and necessary expenses incurred by Humphries in furtherance of the business and affairs of Keryx, including travel and entertainment, against receipt by Keryx of appropriate vouchers or other proof of Humphries's expenditures and otherwise in accordance with such Expense Reimbursement Policy as may from time to time be adopted by the Board of Directors of Keryx.

     (c) Annual Leave and Holidays. Humphries shall be entitled during the term of this Agreement to twenty (20) business days of annual leave per year as well as the following holidays: New Year's Day, President's Day, Memorial Day,
Independence Day, Labor Day, Thanksgiving Day and the day following, and Christmas Day.

     (d) Employee Benefits. During the Term of his employment, Humphries shall be entitled to participate in all employee and fringe benefit plans and programs generally offered to other members of the Corporation's management who are similarly situated, including, without limitation, any pension, profit sharing, incentive, retirement, insurance, health and disability benefits and plans, to the extent that Humphries is eligible under and subject to the provisions of such plans. The Corporation reserves its right to modify or terminate any of its employee and fringe benefit plans and programs at any time.

     (e) Relocation Expenses. Upon the presentation of acceptable documentation, Keryx will reimburse Humphries for certain reasonable expenses actually incurred in connection with his relocation to the Boston area, as follows:

               (i) Costs incurred in reasonable number of trips to the Boston area to find a house, including airfare, hotel, rental car and food;

               (ii) Out of pocket costs incurred in selling his current residence, including agent, broker and/or legal fees, up to a maximum of $15,000; and

               (iii) Out of pocket costs incurred in moving from his present location to the Boston area, including transportation for Humphries (and his family) and moving expenses for personal belongings.

               (iv) One point on a mortgage on his new house in the Boston area, up to a maximum of $4,000.

Humphries's salary shall be increased temporarily to cover any taxes resulting from the inclusion of any such relocation payments included in his salary.

     (f) Bridge Loan. If necessary, the Corporation will grant Humprhies a short-term bridge loan in the event that he has not sold his current house by the time he is required to pay for his new house in the Boston area. The terms of such of a loan, if necessary, shall include, but not be limited to, the following:

          (i) A maximum loan principal of $200,000;

          (ii) A maturity date to occur on the earlier of the closing of the sale of Humphries' current house or six (6) months;

          (iii) Market interest rate; and

          (iv) Appropriate security.


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4.   REPRESENTATIONS AND WARRANTIES BY HUMPHRIES AND KERYX

     (a) Humphries hereby represents and warrants to Keryx as follows:

          (i) Neither the execution and delivery of this Agreement nor the performance by Humphries of his duties and other obligations hereunder violate any statute, law, determination or award, or conflict with or constitute a default under (whether immediately, upon the giving of notice or lapse of time or both) any prior employment agreement, contract, or other instrument to which Humphries is a party or by which he is bound.

          (ii) Humphries has the full right, power and legal capacity to enter and deliver this Agreement and to perform his duties and other obligations hereunder. This Agreement constitutes the legal, valid and binding obligation of Humphries enforceable against him in accordance with its terms. No approvals or consents of any persons or entities are required for Humphries to execute and deliver this Agreement or perform his duties and other obligations hereunder.

     (b) Keryx hereby represents and warrants to Humphries as follows:

          (i) Keryx is duly organized, validly existing and in good standing under the laws of the State of Delaware, with all requisite corporate power and authority to own its properties and conduct its business in the manner presently conducted.

          (ii) Keryx has the full power and authority to enter into this Agreement and to incur and perform its obligations hereunder.

          (iii) The execution, delivery and performance by Keryx of this Agreement does not conflict with or result in a material breach or violation of or constitute a material default under (whether immediately, or upon the giving of notice or lapse of time or both) the certificate of incorporation or by-laws of Keryx, or any agreement or instrument to which Keryx is a party or by which Keryx or any of its properties may be bound or affected.

5.   CONFIDENTIAL INFORMATION

     Humphries agrees to sign and comply with the Corporation's Proprietary Information and Inventions Agreement, annexed hereto as Attachment A.

6.   NON-COMPETITION

     (a) Humphries understands and recognizes that his services to Keryx are special and unique and agrees that, during the Term, and for a period of 12 months from the date of termination of his employment hereunder, he shall not in any manner, directly or indirectly, on behalf of himself or any person, firm, partnership, joint venture, corporation or other business entity ("Person"), enter into or engage in any business directly competitive with Keryx's business, either as an individual for his own account, or as a partner, joint venturer, treasurer, agent, consultant, salesperson, employee, officer, director or shareholder of a Person operating or intending to operate within the area that Keryx is, at the date of termination, conducting its business (the "Restricted Businesses"); provided, however, that nothing herein will preclude Humphries from holding one percent (1%) or less of the stock of any publicly traded Corporation.

     (b) In the event that Humphries breaches any provisions of this Section 6 or there is a threatened breach, then, in addition to any other rights which Keryx may have, Keryx shall be entitled, without the posting of a bond or other security, to injunctive relief to enforce the restrictions contained herein. In the event that an actual proceeding is brought in equity to enforce the provisions of this Section 6, Humphries shall not argue as a defense that there is an adequate remedy at law nor shall Keryx be prevented from seeking any other remedies that may be available.

7.   NON-SOLICITATION AND NON-INTERFERENCE

     During the Term, and for 12 months thereafter, Humphries shall not, directly or indirectly, without the prior written consent of Keryx:


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     (a)  solicit or induce any  employee  of Keryx or any  subsidiary,  parent, affiliate or successor ("Affiliate") of Keryx to leave the employ of Keryx or any Affiliate or hire for any purpose any employee of Keryx or any Affiliate or any employee who has left the employment of Keryx or any Affiliate within six months of the termination of said employee's employment with Keryx; or

     (b) interfere with or disrupt or attempt to disrupt Keryx's or its Affiliates' business relationship with any of their partners, service providers, clients, customers and/or suppliers.

8.   TERMINATION

     (a) Either party may terminate Humphries's employment with the Corporation without cause at any time upon ninety (90) days' notice. The Corporation shall have the right, in its sole discretion, to require Humphries to continue working for the Corporation during the notice period. If the Corporation terminates Humphries without cause pursuant to this section, and only if Humphries executes a waiver and release of claims substantially in the form set forth in Attachment B, attached hereto, the Board of Directors shall take the necessary steps so that (i) any outstanding, but unvested, options granted to the Employee shall vest upon the effective date of his termination; and (ii) the period during which the Employee shall be permitted to exercise such options shall be extended to two (2) years from the effective date of his termination as defined in the Stock Option Plan governing the options in question.

              (b) Humphries's employment shall be terminated by his death or disability. (For purposes of this section, "disability" shall be deemed to have occurred if Humphries is unable, due to any physical or mental disease or condition, to perform his normal duties of employment for 120 consecutive days or 180 days in any twelve-month period.) In such an event, he shall be entitled to continue to receive his base salary for three (3) months following his last day of actual employment by the Corporation. In addition, the Board of Directors shall take the necessary steps so that (a) any outstanding, but unvested, options granted to the Employee shall vest upon the effective date of his termination; and (b) the period during which the Employee shall be permitted to exercise such options shall be extended to two (2) years from the effective date of his termination as defined in the Share Option Plan governing the options in question. Should the Employee's employment be terminated as a result of his death, the benefits granted herein, shall be granted instead to his lawful heir or heirs. In either case (disability or death), accelerated vesting and extended exercise of the options will only be granted if Humphries or, in the case of his death, his legal successor, together with his lawful heir or heirs, execute a waiver and release of claims substantially in the form set forth in Attachment B hereto.

     (c) Notwithstanding the foregoing, the Corporation may terminate Humphries immediately and without prior notice in the following circumstances: (a) a material breach of Humphries's obligations and/or warranties pursuant to Sections 1, 4(a), 5, 6 and/or 7; (b) a material breach by Humphries of any other provision of this Agreement, which is not cured by Humphries within fifteen (15) days after receiving notice thereof from the Corporation containing a description of the breach or breaches alleged to have occurred; (c) the habitual neglect or gross failure by Humphries to adequately perform the duties of his position; (d) any act of moral turpitude or criminal action connected to his employment with the Corporation or his place of employment; or (e) Humphries's refusal to comply with or his violation of lawful instructions of the Chief Executive Officer or the Board of Directors.

     (d) In the event that Humphries's employment has been terminated in accordance with Section 8(c), above, Humphries shall not be entitled to receive any of the severance benefits set forth in Section 8(a) or (b), above.

9.   INDEMNIFICATION

     The Corporation shall take whatever steps are necessary to establish a policy of indemnifying its officers, including, but not limited to Humphries, for all actions taken in good faith in pursuit of their duties and obligations to the Corporation. Such steps shall include, but shall not necessarily be limited to, the obtaining of an appropriate level of Directors and Officers Liability coverage.

10.  NOTICES

     Any notice or other communication under this Agreement shall be in writing and shall be deemed to have been given when delivered personally against receipt thereof; two (2) business days after being sent by Federal Express or similar internationally recognized courier service; or seven (7)


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business days after being mailed registered or certified mail,  postage prepaid, return receipt requested, to either party at the address set forth above, or to such other address as such party shall give by notice hereunder to the other party.

11.  SEVERABILITY OF PROVISIONS

     If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provision shall be deemed dependent upon any other covenant or provision unless so expressed herein.

12.  ENTIRE AGREEMENT; MODIFICATION

     This Agreement contains the entire agreement of the parties relating to the subject matter hereof, and the parties hereto have made no agreements, representations or warranties relating to the subject matter of this Agreement that are not set forth herein. No modification of this Agreement shall be valid unless made in writing and signed by the parties hereto.

13.  BINDING EFFECT

     The rights, benefits, duties and obligations under this Agreement shall inure to, and be binding upon, Keryx, its successors and assigns, and upon Humphries and his legal representatives. This Agreement constitutes a personal service agreement, and the performance of Humphries's obligations hereunder may not be transferred or assigned by Humphries.

14.  NON-WAIVER

     The failure of either party to insist upon the strict performance of any of the terms, conditions and provisions of this Agreement shall not be construed as a waiver or relinquishment of future compliance therewith, and said terms, conditions and provisions shall remain in full force and effect. No waiver of any term or condition of this Agreement on the part of either party shall be effective for any purpose whatsoever unless such waiver is in writing and signed by such party.

15.  GOVERNING LAW

     This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the Commonwealth of Massachusetts without regard to principles of conflicts of law. Additionally, the prevailing party in any litigation shall be entitled to an additional award of its attorney fees, cost and expenses.

16.  REMEDIES FOR BREACH

     Humphries understands and agrees that any breach of Sections 1, 4(a) 5, 6 and/or 7 of this Agreement by him could cause irreparable damage to Keryx and to the Affiliates, and that monetary damages alone would not be adequate and, in the event of such breach, Keryx shall have, in addition to any and all remedies of law, the right to an injunction, specific performance or other equitable relief to prevent or redress the violation of Keryx's rights under such Sections.

17.  HEADINGS

     The headings of paragraphs are inserted for convenience and shall not affect any interpretation of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                            EMPLOYEE:



                                            By: /s/ Thomas J. Humphries, MD
                                               ------------------------------
                                                Name: Thomas J. Humphries, MD



                                            KERYX BIOPHARMACEUTICALS, INC.



                                            By: /s/ Bob Gallahue
                                               ---------------------------
                                               Name: Bob Gallahue
                                               Title: CFO & Treasurer




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                                  ATTACHMENT A

                Proprietary Information and Inventions Agreement


     In  consideration  of  my  employment  or  continued  employment  by  Keryx
Biopharmaceuticals, Inc. (together with any subsidiary of Keryx Biopharmaceuticals, Inc., the "Company"), and the compensation now and hereafter paid to me, I hereby agree as follows:

     1. Recognition of Company's Rights; Nondisclosure. At all times during the term of my employment and thereafter, I will hold in strictest confidence and will not disclose, use, lecture upon or publish any of the Company's Proprietary Information (defined below), except as such disclosure, use or publication may be required in connection with my work for the Company, or unless an officer of the Company expressly authorizes such in writing.

     The term "Proprietary Information" shall mean trade secrets, confidential knowledge, data or any other proprietary information of the Company. By way of illustration but not limitation, "Proprietary Information" includes (a) inventions, mask works, trade secrets, ideas, processes, formulas, source and object codes, data, programs, other works of authorship, know-how, improvements, discoveries, developments, designs and techniques (hereinafter collectively referred to as "Inventions"); and (b) information regarding plans for research, development, new products, regulatory matters, marketing and selling, business plans, budgets and unpublished financial statements, licenses, prices and costs, suppliers and customers; and information regarding the skills and compensation of other employees of the Company.

     2. Third Party Information. I understand, in addition, that the Company has received, and in the future will receive, from third parties confidential or proprietary information ("Third Party Information") subject to a duty on the Company's part to maintain the confidentiality of such information and to use it only for certain limited purposes. During the term of my employment and thereafter, I will hold Third Party Information in the strictest confidence and will not disclose to anyone (except in connection with my work for the Company), unless expressly authorized by an officer of the Company in writing.

     3. Assignment of Inventions

     3.1 Assignment

     (a) I hereby assign to the Company all my right, title and interest in and to any and all Inventions and all patent rights, copyrights, mask work rights, trademarks, trade secret rights, all other rights throughout the world in connection therewith, and the goodwill associated with all of the foregoing (collectively, "Proprietary Rights"), whether or not patentable or registrable under patent, copyright, trademark or similar statutes, made or conceived or reduced to practice or learned by me, either alone or jointly with others, during the period of my employment with the Company. Inventions assigned to, or as directed by, the Company under this Paragraph 3 are hereinafter referred to as "Company Inventions". I agree, upon request, to execute, verify and deliver assignments of the Proprietary Rights to the Company or its designee and I hereby appoint the Company my attorney-in-fact with respect to the Proprietary Rights for the purpose of effecting any or all of the Company's rights to the Proprietary Rights.

     3.1 Government. I also agree to assign to or as directed by the Company all my right, title and interest in and to any and all Inventions, full title to which is required to be assigned to the United States of America by a contract between the Company and United States of America or any of its agencies.

     3.2 Works for hire. I acknowledge that all original works of authorship which are made by me (solely or jointly with others) within the scope of my employment and which are protectable by copyright are "works made for hire", as that term is defined in the United States Copyright Act (17 U.S.C. Section 101).


     4. Enforcement of Proprietary Rights. From time to time, I will assist the Company in every proper way to obtain and enforce United States and foreign Proprietary Rights relating to Company Inventions in any and all countries. My obligation to assist the Company with respect to Proprietary


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Rights  relating  to such  Company  Inventions  in any and all  countries  shall continue beyond the termination of my employment, but the Company shall compensate me at a reasonable rate after my termination for the time actually spent by me at the Company's request on such assistance.

     I hereby waive and quitclaim to the Company any and all claims, of any nature whatsoever, which I now or may hereafter have for infringement of any Proprietary Rights assigned hereunder to the Company.

     5. Obligation to Keep Company Informed. During the period of my employment, I will promptly disclose all Inventions to the Company fully and in writing and will hold such Inventions in trust for the sole right and benefit of the Company. In addition, after termination of my employment, I will promptly disclose all patent applications filed by me within a year after termination of employment.

     6. Prior Inventions. Inventions, if any, patented or unpatented, which I made prior to the commencement of my employment with the Company are excluded from the scope of this Agreement. To preclude any possible uncertainty, I have set forth in Exhibit A attached hereto a complete list of all Inventions (i) that I have, alone or jointly with others, conceived, developed or reduced to practice or caused to be conceived, developed or reduced to practice prior to the commencement of my employment with the Company, (ii) that I consider to be my property or the property of third parties and (iii) that I wish to have excluded from the scope of this Agreement. If disclosure of any such Invention on Exhibit A would cause me to violate any prior confidentiality agreement, I understand that I am not to list such Inventions in Exhibit A but am to inform the Company that all such Inventions have not been listed for that reason.

     7. No Improper Use of Materials. During my employment by the Company, I will not improperly use or disclose any confidential information or trade secrets, if any, of any former employer or any other person to whom I have an obligation of confidentiality, and I will not bring onto the premises of the Company any unpublished documents or any property belonging to any former employer or any other person to whom I have an obligation of confidentiality unless consented to in writing by that former employer or person.

         8. No Conflicting Obligation. I represent that my performance of all the terms of this Agreement and my performance of my duties as an employee of the Company do not and will not breach any agreement to keep in confidence information acquired by me in confidence or in trust prior to my employment by the Company. I have not entered into, and I agree I will not enter into, any agreement either written or oral in conflict herewith.

         9. Return of Company Documents. When I leave the employ of the Company, I will deliver to the Company any and all drawings, notes, memoranda, specifications, devices, formulas, molecules, cells, storage media, including software, documents and computer printouts, together with all copies thereof, and any other material containing or disclosing any Company Inventions, Third Party Information or Proprietary Information of the Company. I further agree that any property situated on the Company's premises and owned by the Company, including disks and other storage media, filing cabinets or other work areas, is subject to inspection by Company personnel at any time with or without notice. Prior to leaving, I will cooperate with the Company in completing and signing the Company's termination statement for technical and management personnel.

     10. Legal and Equitable Remedies. Because my services are personal and unique and because I may have access to and may become acquainted with the Proprietary Information of the Company, the Company shall have the right to enforce this Agreement and any of its provisions by injunction, specific performance or other equitable relief, without bond, without prejudice to any other rights and remedies that the Company may have for a breach of this Agreement, and I waive the claim or defense that the Company has an adequate remedy at law. I shall not, in any action or proceeding to enforce any of the provisions of this Agreement, assert the claim or defense that such an adequate remedy at law exists.

         11. Notices. Any notices required or permitted hereunder shall be given to me at the address specified below or at such other address as I shall specify in writing. Such notice shall be deemed given upon personal delivery to the appropriate address or if sent by certified or registered mail, three days after the date of mailing.

     12. General Provisions.

     12.1 Governing Law. This Agreement is executed under seal and will be governed by and construed according to the laws of the Commonwealth of Massachusetts.

     12.2 Entire Agreement. This Agreement is the final, complete and exclusive agreement of the parties with respect to the subject matter hereof and supersedes and merges all prior discussions between us. No modification or amendment of this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in writing, signed by the party to be charged. Any subsequent change or changes in my duties, salary or compensation will not affect the validity or scope of this Agreement. As used in this Agreement, the period of my employment includes any time during which I may be retained by the Company as a consultant.

     12.3 Severability. If one or more of the provisions in this Agreement are deemed unenforceable by law, then the remaining provisions will continue in full forced and effect.

     12.4 Successors and Assigns. This Agreement will be binding upon my heirs, executors, administrators and other legal representatives and will be for the benefit of the Company, its successors, and its assigns. I may not assign any of my rights, or delegate any of my obligations, under this Agreement.

     12.5  Survival.   The  provisions  of  this  Agreement  shall  survive  the
termination of my employment and the assignment of this Agreement by the Company to any successor in interest or other assignee.

     12.6 Employment. I agree and understand that nothing in this Agreement shall confer on me any right with respect to continuation of my employment with the Company, or shall it interfere in any way with my right or the Company's right to terminate my employment at any time, with or without cause.

     12.7 Waiver. No waiver by the Company of any breach of this Agreement shall be a waiver of any preceding or succeeding breach. No waiver by the Company of any right under this Agreement shall be construed as a wavier of any other right. The Company shall not be required to give notice to enforce strict adherence to all terms of this Agreement.

     12.8 Counterparts. This Agreement may be executed in counterparts, all of which together shall for all purposes constitute one Agreement, binding on each of the parties hereto notwithstanding that each such party shall not have signed the same counterpart.

     12.9 Jurisdiction and Venue; Waiver of Jury Trial. In case of any dispute hereunder, the parties will submit to the exclusive jurisdiction and venue of any court of competent jurisdiction sitting in Suffolk County, Massachusetts, and will comply with all requirements necessary to give such court jurisdiction over the parties and the controversy. EACH PARTY HEREBY WAIVES ANY RIGHT TO A JURY TRIAL AND TO CLAIM OR RECOVER PUNITIVE DAMAGES.

     12.10 Disclosure. I shall disclose the existence and terms of this Agreement to any employer or other person that I may work for or be engaged by after the termination of my employment or engagement at the Company. I agree that the Company may, after notification to me, provide a copy of this Agreement to any business or enterprise (i) which I may directly or indirectly own, manage, operate, finance, join, control or participate in the ownership, management, operation, financing, or control of, or (ii) with which I may be connected with as an officer, director, employee, partner, principal, agent, representative, consultant or otherwise, or in connection with which I may use or permit my name to be used. I will provide the names and addresses of any of such persons or entities as the Company may from time to time reasonably request.

     This Agreement shall be effective as of the first day of my employment with the Company, namely -----------------------.


         I UNDERSTAND THAT THIS AGREEMENT AFFECTS MY RIGHTS TO INVENTIONS I MAKE DURING MY EMPLOYMENT, AND RESTRICTS MY RIGHTS TO DISCLOSE OR USE THE COMPANY'S CONFIDENTIAL INFORMATION DURING OR SUBSEQUENT TO MY EMPLOYMENT.

         I HAVE READ THIS AGREEMENT CAREFULLY AND UNDERSTAND ITS TERMS.



Signature:
/s/ Thomas J. Humphries, MD
-------------------------------
Thomas J. Humphries, MD

Date: Nov. 27, 2001
      -------------------------


ACCEPTED AND AGREED TO:
Keryx Biopharmaceuticals, Inc.

By: /s/ Bob Gallahue
   ----------------------------
      Signature

Name: Bob Gallahue
      -------------------------

Title: CFO & Treasurer
       --------------------------

                Proprietary Information and Inventions Agreement
                                    EXHIBIT A
     -----------------------------------------------------------------------

                                  ATTACHMENT B

                         Employee Agreement And Release


Except as otherwise set forth in this Employee Agreement and Release (the "Agreement") between the undersigned and Keryx Biopharmaceuticals, Inc. (the "Corporation"), I hereby release, acquit and forever discharge the Corporation, its parents, affiliates and subsidiaries, and their officers, directors, agents, servants, employees, attorneys, shareholders, successors, assigns and affiliates, of and from any and all claims, liabilities, demands, causes of action, costs, expenses, attorneys fees, damages, indemnities and obligations of every kind and nature, in law, equity, or otherwise, known and unknown, suspected and unsuspected, disclosed and undisclosed, arising out of or in any way related to agreements, events, acts or conduct at any time prior to and including the execution date of this Agreement, including but not limited to: all such claims and demands directly or indirectly arising out of or in any way connected with my employment with the Corporation or the termination of that employment; claims or demands related to salary, bonuses, commissions, stock, stock options, or any other ownership interests in the Corporation, vacation pay, fringe benefits, expense reimbursements, severance pay, or any other form of compensation; claims pursuant to any federal, state or local law, statute, or cause of action including, but not limited to, Title VII of the Civil Rights Act of 1964, 42 U.S.C.ss. 2000e et seq., the Age Discrimination in Employment Act, 29 U.S.C.ss. 621 et seq. ("ADEA"), the Americans With Disabilities Act of 1990, 42 U.S.C.ss. 12101 et seq., and the Massachusetts Fair Employment Practices Act, M.G.L. c.151B,ss. 1 et seq., all as amended, and all claims arising out of the Fair Credit Reporting Act, 15 U.S.C.ss. 1681 et seq., the Employee Retirement Income Security Act of 1974 ("ERISA"), 29 U.S.C.ss. 1001 et seq., the
Massachusetts Civil Rights Act, M.G.L. c.12 ss.ss. 11H and 11I, the Massachusetts Equal Rights Act, M.G.L. c.93ss. 102 and M.G.L. c.214,ss.1C, the Massachusetts Labor and Industries Act, M.G.L. c. 149,ss. 1 et seq., and the Massachusetts Privacy Act, M.G.L. c.214,ss.1B, all as amended,; tort law; contract law; wrongful discharge; discrimination; harassment; retaliation; fraud; defamation; emotional distress; and breach of the implied covenants of good faith and fair dealing.

I acknowledge that I am knowingly and voluntarily waiving and releasing any rights I may have under ADEA. I also acknowledge that the consideration given for the waiver and release in the preceding paragraph hereof is in addition to anything of value to which I was already entitled. I further acknowledge that I have been advised by this writing, as required by the ADEA, that; (a) my waiver and release do not apply to any rights or claims that may arise after the execution date of this Agreement; (b) I have been advised hereby that I have the right to consult with an attorney prior to executing this Agreement; (c) I have twenty-one (21) days to consider this Agreement (although I may choose to voluntarily execute this Agreement earlier); (d) I have seven (7) days following the execution of this Agreement by the parties to revoke the Agreement; and (e) this Agreement shall not be effective until the date upon which the revocation period had expired, which shall be the eighth day after this Agreement is executed by me.

In giving this release, which includes claims that may be unknown to me at present, I hereby expressly waive and relinquish all rights and benefits under any law of any jurisdiction with respect to my release of any such presently unknown claims I may have against the Corporation.


Dated: _______________________              ____________________________________
                                                     Thomas J. Humphries